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Exhibit 21.1

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

List of Subsidiaries

Entity	Jurisdiction
BHMF, Inc.	Delaware
BHMF Business Trust	Maryland
Behringer Harvard Multifamily OP I LP	Delaware
Behringer Harvard 21 Lawrence GP, LLC	Delaware
Behringer Harvard 21 Lawrence Investors LP	Delaware
Behringer Harvard 21 Lawrence Project Owner, LLC	Delaware
Behringer Harvard 21 Lawrence, LLC	Delaware
Behringer Harvard 22 Water Street GP, LLC	Delaware
Behringer Harvard 22 Water Street Investors LP	Delaware
Behringer Harvard 22 Water Street Project Owner, LLC	Delaware
Behringer Harvard 22 Water Street, LLC	Delaware
Behringer Harvard Acappella GP, LLC	Delaware
Behringer Harvard Acappella LP, doing business as ("dba"), Acappella	Delaware
Behringer Harvard Addison Circle Finance, LLC	Delaware
Behringer Harvard Addison Circle Land, LLC	Delaware
Behringer Harvard Addison Circle, LLC, dba, Allegro	Delaware
Behringer Harvard Argenta, LLC, dba, Argenta	Delaware
Behringer Harvard Arpeggio GP, LLC	Delaware
Behringer Harvard Arpeggio Investors LP	Delaware
Behringer Harvard Arpeggio Limited Partnership, dba, Arpeggio Victory Park	Delaware
Behringer Harvard Arpeggio, LLC	Delaware
Behringer Harvard Audubon GP, LLC	Delaware
Behringer Harvard Audubon Investors LP	Delaware
Behringer Harvard Audubon Project Owner, LLC	Delaware
Behringer Harvard Audubon, LLC	Delaware
Behringer Harvard Baileys Development Services, LLC	Delaware
Behringer Harvard Baileys GP, LLC	Delaware
Behringer Harvard Baileys Investors, L.P.	Delaware
Behringer Harvard Baileys LP, LLC	Delaware
Behringer Harvard Baileys Project Owner, LLC	Delaware
Behringer Harvard Baileys REIT, LLC	Delaware
Behringer Harvard Baileys Venture, LLC	Delaware
Behringer Harvard Baileys, LLC	Delaware
Behringer Harvard Belmar REIT, LLC	Delaware
Behringer Harvard Belmar Venture, LLC	Delaware
Behringer Harvard Belmar, LLC	Delaware
Behringer Harvard Braeswood REIT, LLC, dba, Halstead	Delaware
Behringer Harvard Braeswood Venture, LLC	Delaware
Behringer Harvard Braeswood, LLC	Delaware
Behringer Harvard Briar Forest REIT, LLC, dba, Briar Forest Lofts	Delaware
Behringer Harvard Briar Forest Venture, LLC	Delaware
Behringer Harvard Briar Forest, LLC	Delaware
Behringer Harvard Burnham, LLC	Delaware
Behringer Harvard Burroughs Mill REIT, LLC	Delaware
Behringer Harvard Burroughs Mill Venture, LLC	Delaware

Entity	Jurisdiction
Behringer Harvard Burroughs Mill, LLC	Delaware
Behringer Harvard Calypso GP, LLC	Delaware
Behringer Harvard Calypso LP	Delaware
Behringer Harvard Calypso REIT, LLC	Delaware
Behringer Harvard Calypso Venture, LLC	Delaware
Behringer Harvard Calypso, LLC	Delaware
Behringer Harvard Cameron House Borrower, LLC	Delaware
Behringer Harvard Cameron House BRF, LLC	Delaware
Behringer Harvard Cameron House FF, LLC	Delaware
Behringer Harvard Cameron House GP, LLC	Delaware
Behringer Harvard Cameron House Investors, L.P., dba, The Cameron	Delaware
Behringer Harvard Cameron House REIT, LLC	Delaware
Behringer Harvard Cameron House Venture, LLC	Delaware
Behringer Harvard Cameron House, LLC	Delaware
Behringer Harvard Cherry Creek REIT, LLC	Delaware
Behringer Harvard Cherry Creek Venture, LLC	Delaware
Behringer Harvard Cherry Creek, LLC	Delaware
Behringer Harvard Columbia GP, LLC	Delaware
Behringer Harvard Columbia Pike Limited Partnership	Delaware
Behringer Harvard Columbia REIT, LLC	Delaware
Behringer Harvard Columbia Venture, LLC	Delaware
Behringer Harvard Columbia, LLC	Delaware
Behringer Harvard Custer REIT, LLC	Delaware
Behringer Harvard Custer Venture, LLC	Delaware
Behringer Harvard Custer, LLC	Delaware
Behringer Harvard Cyan REIT, LLC, dba, Cyan/PDX	Delaware
Behringer Harvard Cyan Venture, LLC	Delaware
Behringer Harvard Cyan, LLC	Delaware
Behringer Harvard Delray Finance, LLC	Delaware
Behringer Harvard Delray, LLC, dba, The Franklin	Delaware
Behringer Harvard District Financial, LLC	Delaware
Behringer Harvard District REIT, LLC, dba, The District at Universal	Delaware
Behringer Harvard District Venture, LLC	Delaware
Behringer Harvard District, LLC	Delaware
Behringer Harvard Domain Eldridge, LLC	Delaware
Behringer Harvard Eldridge GP, LLC	Delaware
Behringer Harvard Eldridge Investors, L.P.	Texas
Behringer Harvard Eldridge Limited Partnership, dba, The Eclipse	Texas
Behringer Harvard Eldridge Project GP, LLC	Texas
Behringer Harvard Eldridge REIT, LLC	Delaware
Behringer Harvard Eldridge Venture, LLC	Delaware
Behringer Harvard Eldridge, LLC	Delaware
Behringer Harvard Fairmount GP, LLC	Delaware
Behringer Harvard Fairmount Investors LP	Delaware
Behringer Harvard Fairmount Project GP, LLC	Delaware
Behringer Harvard Fairmount Project Owner LP	Delaware
Behringer Harvard Fairmount, LLC	Delaware
Behringer Harvard Fitzhugh REIT, LLC	Delaware
Behringer Harvard Fitzhugh Venture, LLC	Delaware
Behringer Harvard Fitzhugh, LLC	Delaware

Entity	Jurisdiction
Behringer Harvard Johns Creek REIT, LLC	Delaware
Behringer Harvard Johns Creek SM, LLC	Delaware
Behringer Harvard Johns Creek Venture, LLC	Delaware
Behringer Harvard Johns Creek, LLC	Delaware
Behringer Harvard Kendall Commons, LLC	Delaware
Behringer Harvard Lavista, LLC, dba, The Reserve at Lavista Walk	Delaware
Behringer Harvard Lovers Lane I, LLC	Delaware
Behringer Harvard Lovers Lane REIT I, LLC, dba, Grand Reserve	Delaware
Behringer Harvard Lovers Lane Venture I, LLC	Delaware
Behringer Harvard Museum District GP, LLC	Delaware
Behringer Harvard Museum District Investors LP	Delaware
Behringer Harvard Museum District Project Owner GP, LLC	Delaware
Behringer Harvard Museum District Project Owner LP, dba, The Muse Museum District	Delaware
Behringer Harvard Museum District, LLC	Delaware
Behringer Harvard NOHO Holding, LLC	Delaware
Behringer Harvard NOHO REIT, LLC	Delaware
Behringer Harvard NOHO Venture, LLC	Delaware
Behringer Harvard NOHO, LLC, dba, The Gallery at NoHo Commons	Delaware
Behringer Harvard Orange, LLC, dba, Grand Reserve Orange	Delaware
Behringer Harvard Pacifica, LLC, dba, Pacifica	Delaware
Behringer Harvard Park Crest Commercial, LLC	Delaware
Behringer Harvard Park Crest Holding, LLC	Delaware
Behringer Harvard Park Crest REIT, LLC	Delaware
Behringer Harvard Park Crest Venture, LLC	Delaware
Behringer Harvard Park Crest, LLC, dba, The Lofts at Park Crest	Delaware
Behringer Harvard Pembroke, LLC, dba, Pembroke Woods	Delaware
Behringer Harvard Post Oak, LLC, dba, Uptown Post Oak Apartments	Delaware
Behringer Harvard Prospect Project Owner, LLC, dba, Skye 2905 Urban Flats	Delaware
Behringer Harvard Prospect REIT, LLC	Delaware
Behringer Harvard Prospect Venture, LLC	Delaware
Behringer Harvard Prospect, LLC	Delaware
Behringer Harvard Redwood Property, LLC, dba, Forty55 Lofts	Delaware
Behringer Harvard Redwood REIT, LLC	Delaware
Behringer Harvard Redwood Venture, LLC	Delaware
Behringer Harvard Redwood, LLC	Delaware
Behringer Harvard Renaissance GP II, LLC	Delaware
Behringer Harvard Renaissance GP, LLC, dba, Renaissance	Delaware
Behringer Harvard Renaissance II LP	Delaware
Behringer Harvard Renaissance LP	Delaware
Behringer Harvard Renaissance REIT, LLC	Delaware
Behringer Harvard Renaissance Venture, LLC	Delaware
Behringer Harvard Renaissance, LLC	Delaware
Behringer Harvard Rio GP, LLC	Delaware
Behringer Harvard Rio Project Owner LP, dba, Seven Rio	Delaware
Behringer Harvard Rio, LLC	Delaware
Behringer Harvard Russell Project Owner, LLC, dba, The Venue	Delaware
Behringer Harvard Russell REIT, LLC	Delaware
Behringer Harvard Russell Venture, LLC	Delaware
Behringer Harvard Russell, LLC	Delaware
Behringer Harvard San Sebastian GP, LLC	Delaware

Entity	Jurisdiction
Behringer Harvard San Sebastian LP	Delaware
Behringer Harvard San Sebastian REIT, LLC	Delaware
Behringer Harvard San Sebastian Venture, LLC	Delaware
Behringer Harvard San Sebastian, LLC	Delaware
Behringer Harvard Santa Rosa GP, LLC, dba, Acacia	Delaware
Behringer Harvard Santa Rosa LP	Delaware
Behringer Harvard Santa Rosa REIT, LLC	Delaware
Behringer Harvard Santa Rosa SM, Inc.	Delaware
Behringer Harvard Santa Rosa Venture, LLC	Delaware
Behringer Harvard Santa Rosa, LLC	Delaware
Behringer Harvard Satori REIT, LLC	Delaware
Behringer Harvard Satori Venture, LLC	Delaware
Behringer Harvard Satori, LLC	Delaware
Behringer Harvard Scottsdale, LLC	Delaware
Behringer Harvard SM, LLC	Delaware
Behringer Harvard St. Rose GP, LLC	Delaware
Behringer Harvard St. Rose Investors LP	Delaware
Behringer Harvard St. Rose Project Owner, LLC, dba, Veritas	Delaware
Behringer Harvard St. Rose REIT, LLC	Delaware
Behringer Harvard St. Rose Venture, LLC	Delaware
Behringer Harvard St. Rose, LLC	Delaware
Behringer Harvard Stonegate, LLC, dba, Stonegate Apartments	Delaware
Behringer Harvard Tupelo Alley REIT, LLC	Delaware
Behringer Harvard Tupelo Alley Venture, LLC	Delaware
Behringer Harvard Tupelo Alley, LLC	Delaware
Behringer Harvard Tyson's Corner GP, LLC	Delaware
Behringer Harvard Tyson's Corner Investors LP	Delaware
Behringer Harvard Tyson's Corner Project Owner, LLC	Delaware
Behringer Harvard Tyson's Corner, LLC	Delaware
Behringer Harvard Waterford Place REIT, LLC	Delaware
Behringer Harvard Waterford Place Venture, LLC	Delaware
Behringer Harvard Waterford Place, LLC	Delaware
Behringer Harvard West University GP, LLC	Delaware
Behringer Harvard West University Investors LP	Delaware
Behringer Harvard West University Project GP, LLC	Delaware
Behringer Harvard West University Project Owner LP, dba, Allusion West University	Delaware
Behringer Harvard West University, LLC	Delaware
Behringer Harvard West Village Project Owner, LLC, dba, West Village Apartments	Delaware
Johns Creek Realty Partners, LLC	Georgia
Satori-Fort Lauderdale GP, LLC	Florida
Satori-Holding, LLC	Florida
Sunrise Investors, LLLP	Florida
West Columbia Pike, LLC	Delaware

QuickLinks

  Exhibit 21.1
BEHRINGER HARVARD MULTIFAMILY REIT I, INC. List of Subsidiaries